                             SUBSCRIPTION AGREEMENT

                 THIS SUBSCRIPTION AGREEMENT, dated as of the date of acceptance set forth below, by and between HARKEN ENERGY CORPORATION, a Delaware corporation, with headquarters located at 5605 North MacArthur, Suite 400, Irving, Texas 75038 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

                 WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"); and

                 WHEREAS, the Buyer wishes to subscribe for and purchase shares of Common Stock, $0.01 par value (the "Common Stock"), of the Company upon the terms and subject to the conditions of this Agreement, subject to acceptance of this Agreement by the Company;

                 NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                 1.       AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

                 A. SUBSCRIPTION. The undersigned hereby subscribes for and agrees to purchase the number of shares of Common Stock set forth on the signature page of this Agreement (the "Shares") at the price per Share set forth on the signature page of this Agreement. The aggregate purchase price for the Shares shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

                 B. FORM OF PAYMENT. The Buyer shall pay the purchase price for the Shares by delivering good funds in United States Dollars to the escrow agent identified in the Joint Escrow Instructions attached hereto as ANNEX I (the "Escrow Agent"). Such delivery of funds shall be made against delivery by the Company of a certificate for the Shares. Promptly following payment by the Buyer to the Escrow Agent of the subscription price for the Shares, the Company shall deliver a certificate for the Shares to the Escrow Agent. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions attached hereto as ANNEX I, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                 C. METHOD OF PAYMENT. Payment of the purchase price for the Shares shall be made by wire transfer of funds to:

                 Citibank, N.A.
                 153 East 53rd Street
                 New York, New York 10043

                 ABA#021000089
                 For Further Credit to A/C#37179446
                 for credit to the account of Brian W. Pusch Attorney Escrow Account

Not later than 4:00 p.m., New York City time, on the date which is three New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Buyer, the Buyer shall deposit with the Escrow Agent the aggregate subscription price for the Shares.

                 2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                 The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                 a. The Buyer is purchasing the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof;

                 b. The Buyer is an "Accredited Investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

                 c. All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration;

                 d. The Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Shares;

                 e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the year ended December 31, 1993, (2) Quarterly Reports on Form 10-Q for the quarters ended March 31,

June 30, and September 30, 1994, (3) Proxy Statement for the Company's 1994 Annual Meeting and (4) Current Reports on Form 8-K, dated November 4, 1994, in each case as filed with the SEC. The Buyer understands that its investment in the Shares involves a high degree of risk;

                 f. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares; and

                 g. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                 3.       COMPANY REPRESENTATIONS, ETC.

                 The Company represents and warrants to the Buyer that:

                 A. CONCERNING THE SHARES. The Shares, when issued, delivered and paid for in accordance with this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Shares.

                 B. SUBSCRIPTION AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                 C. NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the consummation by the Company of the issuance of the Shares and the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

                 D. APPROVALS. The Company is not aware of any authorization, approval or consent of any governmental body which is required to be obtained by the Company for the issuance and sale of the Shares as contemplated by this Agreement.

                 4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                 A.       TRANSFER RESTRICTIONS.  The Buyer acknowledges that
(1) the Shares to be issued to it hereunder have not been and are not being registered under the provisions of the 1933 Act (except as provided in the Registration Rights Agreement referred to in Section 4(c) of this Agreement), and may not be transferred unless (A) the Shares are subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligations to register the Shares (other than pursuant to the Registration Rights Agreement referred to in Section 4(c) of this Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

                 B. RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that the certificates for the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):


                 The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933, as amended, or an opinion of the Company's counsel that registration is not required under said Act.

                 C. REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into a Registration Rights Agreement in the form attached hereto as ANNEX II.

                 D. FORM D. The Company agrees to file a Form D with respect to the Shares as required under Regulation D.

                 E. REPORTING STATUS. So long as the Buyer beneficially owns any of the Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                 5.       TRANSFER AGENT INSTRUCTIONS.

                 Promptly following the delivery by the Buyer of the aggregate subscription price for the Shares in accordance with Section 1(c) hereof, the Company's transfer agent will be instructed to issue one or more certificates for the Shares, bearing the restrictive legend specified in Section 4(b) of this Agreement, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer prior to the closing. The Company warrants that no instruction other than such instructions referred to in this
Section 5 and stop transfer instructions to give effect to Section 4(a) hereof will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Shares. If the Buyer provides the Company with an opinion of counsel that registration of a resale by the Buyer of any of the Shares in accordance with clause (1)(B) of Section 4(a) is not required under the 1933 Act, the Company shall permit the transfer of the Shares and promptly instruct the Company's transfer agent to issue one or more share certificates in such name and in such denominations as specified by the Buyer.

                 6.       STOCK DELIVERY INSTRUCTIONS.

                 The certificate for the Shares shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof on a delivery against payment basis at the closing.

                 7.       CLOSING DATE.

                 The date and time of the issuance and sale of the Shares (the "Closing Date") shall be 12:00 noon, New York City time, on the date which is five New York Stock Exchange trading days after the date on which the Buyer has deposited the aggregate subscription price for the Shares with the Escrow Agent in accordance with Section 1(c) hereof, or such other mutually agreed to time. The closing shall occur on the Closing Date at the offices of the Escrow Agent.

                 8.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                 The Buyer understands that the Company's obligation to sell the Shares to the Buyer pursuant to this Agreement is conditioned upon:

                 a. The receipt and acceptance by the Company of the Buyer's subscription for the Shares as evidenced by execution of this Agreement by the Company;

                 b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the aggregate subscription price for the Shares in accordance with Section 1(c) hereof; and

                 c.       The accuracy on the Closing Date of the
representations and warranties of the Buyer contained in this Agreement and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before such Closing Date.

                 9.       CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The Company understands that the Buyer's obligation to purchase the Shares is conditioned upon:

                 a. Delivery by the Company to the Escrow Agent of one or more certificates for the Shares in accordance with this Agreement;

                 b.       The accuracy on the Closing Date of the
representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before such Closing Date; and

                 c. On the Closing Date, the Buyer shall have received an opinion of counsel for the Company, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX III attached hereto.

                 10. GOVERNING LAW; MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. A facsimile transmission of this signed agreement shall be legal and binding on all parties hereto. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address shown in the introductory paragraph or on the signature page of this Agreement or such other address as a party shall have provided by notice to the other party in accordance with this provision.

                 IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.


NUMBER OF SHARES:  ____________

PRICE PER SHARE: $ ____________(1)

AGGREGATE SUBSCRIPTION PRICE: $ ____________

NAME OF BUYER:  ____________________________



SIGNATURE ____________________________

Title: _______________________________

Date:  ____________________________

Address:           ____________________________

                   ____________________________

                   ____________________________

        This Agreement has been accepted as of the date set forth below.

HARKEN ENERGY CORPORATION


By: ________________________

Title: _____________________

Date:  _____________________





__________________________________


(1) Closing bid price of the Common Stock on __________ __, 1995, as reported by NASDAQ/NMS, less 25%.

                                                                 ANNEX I
                                                                   TO
                                                          SUBSCRIPTION AGREEMENT

                           JOINT ESCROW INSTRUCTIONS


                                                  Dated as of the date of the
                                                  Subscription Agreement to
                                                  Which These Joint Escrow
                                                  Instructions Are Attached

Law Offices of
Brian W. Pusch
Penthouse Suite
29 West 57th Street
New York, New York  10019

Attention:  Brian W. Pusch, Esq.

Dear Mr. Pusch:

                 As Escrow Agent for both Harken Energy Corporation, a Delaware corporation (the "Corporation"), and the purchaser of shares (the "Shares") of Common Stock, $0.01 par value, of the Corporation (the "Buyer"), who is named in the Subscription Agreement between the Corporation and the Buyer (the "Agreement"), the Escrow Agent is hereby authorized and directed to hold the documents and funds (together with any interest thereon, the "Escrow Funds") delivered to the Escrow Agent pursuant to the terms of the Agreement to which a copy of these Joint Escrow Instructions is attached as Annex I, in accordance with the following instructions:

                 1. After receipt of written or oral notice from the Corporation and the Buyer to the Escrow Agent that their respective conditions precedent to the purchase and sale of the Shares have been satisfied or waived by the Corporation and the Buyer, the Escrow Agent shall, after reduction by the amounts referred to in the next succeeding sentence of this paragraph, release the Escrow Funds to or upon the order of the Corporation and shall release the certificates for the Shares to the Buyer. After receipt of such notice, a portion of the Escrow Funds shall be released by the Escrow Agent as follows: an amount equal to the fees and expenses due to Tanner, Owen & Co. Incorporated, a New York corporation ("TOC"), pursuant to the engagement letter, dated February 1, 1995, between the Corporation and TOC, as amended from time to time (the "Engagement Letter"), such amount to be specified in writing by TOC to the Escrow Agent prior to release of the Escrow Funds, shall be released to or upon the order of TOC. If the Corporation or the Buyer notifies the Escrow Agent that on the Closing Date (as defined in the Agreement), the conditions precedent to the obligations of the Corporation or the Buyer, as the case may be, under the Agreement were not satisfied or waived, then the Escrow Agent shall return the Escrow Funds to the Buyer and shall return the certificates for the Shares to the Corporation. Prior to return of the Escrow Funds to the Buyer, the Buyer shall furnish such tax reporting or other information as shall be appropriate for the Escrow Agent to comply with applicable United States laws. The Escrow Agent shall deposit all funds received hereunder in the Escrow Agent's attorney escrow account at Citibank, N.A.

                 2. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Corporation, the Buyer and the Escrow Agent.

                 3. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

                 4. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                 5. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

                 6. The Escrow Agent shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents or Escrow Funds deposited with the Escrow Agent.

                 7. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the

Buyer in connection with the transactions contemplated by the Agreement and may continue to act as legal counsel for the Buyer notwithstanding its duties as Escrow Agent hereunder.

                 8. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Corporation and the Buyer. In the event of any such resignation, the Buyer shall appoint a successor Escrow Agent.

                 9. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                 10. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

                 11. The Corporation and the Buyer agree jointly and severally agree to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

                 12. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

CORPORATION:                      At the address set forth in the introductory
                                  paragraph of the Agreement

BUYER:                            At the notice address set forth in the
                                  Agreement

ESCROW AGENT:                     Brian W. Pusch
                                  Penthouse Suite
                                  29 West 57th Street
                                  New York, New York  10019

                 13. By signing these Joint Escrow Instructions, the Escrow Agent becomes a party hereto only for the purpose of these Joint Escrow Instructions; the Escrow Agent does not become a party to the Agreement. The Corporation and the Buyer have become parties hereto by their execution and delivery of the Agreement, as provided therein.

                 14. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York.

                 15. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.


ACCEPTED BY ESCROW AGENT:



_____________________________
Brian W. Pusch

                                                                      ANNEX II
                                                                         TO
                                                                    SUBSCRIPTION
                                                                      AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT

                 THIS REGISTRATION RIGHTS AGREEMENT, dated as of ____________, 1995 (this "Agreement"), is made by and among HARKEN ENERGY CORPORATION, a Delaware corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

                 WHEREAS, in connection with the Subscription Agreement, dated as of ____________, 1995, between the Initial Investor and the Company (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Initial Investor shares (the "Shares") of Common Stock, $0.01 par value (the "Common Stock"); and

                 WHEREAS, to induce the Initial Investor to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Shares;

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

                 1.       DEFINITIONS.

                 (a) As used in this Agreement, the following terms shall have the following meanings:

                 (i) "Investor" means the Initial Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                 (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement by the United States Securities and Exchange Commission (the "SEC").

                 (iii)    "Registrable Securities" means the Shares.

                 (b)      As used in this Agreement, the term Investor includes
(i) each Investor (as defined above) and (ii) each person who is permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.

                 (c) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

                 2.       REGISTRATION.

                 (A) PIGGY-BACK REGISTRATIONS. If at any time the Company shall determine to register for its own account or the account of others under the Securities Act any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Investor, who is entitled to registration rights under this Section 2(a) written notice of such determination and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such registration statement; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the registration statement. No right to registration of Registrable Securities under this Section 2(a) shall be construed to limit any registration required under Section 2(b) hereof. The obligations of the Company under this Section 2(a) may be waived by Investors holding a majority in interest of the Registrable Securities and shall expire after the Company has afforded the opportunity for the Investors to exercise registration rights under this
Section 2(a) for two registrations; provided, however, that any Investor who shall have had any Registrable Securities excluded from any registration statement in accordance with this Section 2(a) shall be entitled to include in an additional registration statement filed by the Company the Registrable Securities so excluded.

                 (B) DEMAND REGISTRATION. If at any time after the date which is 30 days after the closing under the Subscription Agreement, Investors who are entitled to registration rights under this Section 2(b) shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale Registrable Securities held by such Investors, the Company shall cause such of the Registrable Securities as may be requested by any Investor to be registered, on one occasion only, under the Securities Act and applicable state laws as expeditiously as possible. Once the right for registration of any Registrable Securities under this Section 2(b) has been exercised by any Investor, the Company shall prepare and file a registration statement covering such Registrable Securities with the SEC within thirty (30) days of the exercise of such registration right.

                 (c) If any offering pursuant to a Registration Statement (as defined herein) pursuant to Section 2(b) hereof involves (at the Company's election) an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonable satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(c) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Investors.

                 (D) PAYMENTS BY THE COMPANY. If the registration statement covering the Registrable Securities for which a demand for registration has been made pursuant to Section 2(b) hereof, is not effective within 120 days after such demand has been made, then the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(d). The amount to be paid by the Company to the Initial Investor shall be determined as of each Computation Date, and such amount shall be equal to (1) in the case of the first Computation Date, two percent (2%) and (2) in the case of each other Computation Date, three percent (3%), in each case of the aggregate subscription price paid by the Initial Investor for the Shares pursuant to the Subscription Agreement (the "Periodic Amount"); provided, however, that if any Computation Date is less than 30 days subsequent to another Computation Date, then the Periodic Amount payable on the later Computation Date shall be pro rated. The Periodic Amount shall be paid by the Company within five business days after each Computation Date and shall be payable in cash; provided, however, that the Company may elect in lieu of payment of any Periodic Amount in cash to deliver to the Initial Investor shares of Common Stock having an Aggregate Market Value equal to the amount of the Periodic Amount if, but only if, such shares are freely tradable by the Initial Investor without any restriction under the Securities Act or any state securities or "blue sky" law.

                 As used in this Section 2(d), the following terms shall have the following meanings:

                 "Aggregate Market Value" of any shares of Common Stock as of any Computation Date means the product obtained by multiplying (a) such number of shares of Common Stock times (b) the Average Market Price of the Common Stock for the Measurement Period for such Computation Date.

                 "Average Market Price" of any security for any period shall be computed as the mean average of the daily mean average of the high and low sales prices of such security (or the mean average of the high and low bid prices for such security on any trading day for which no sales are reported) for each trading day in such period on the principal trading market for such security, as reported in The Wall Street Journal.

                 "Computation Date" means the date which is 120 days after the exercise of demand registration rights under Section 2(b) and, if the registration statement required to be filed by the Company pursuant to Section 2(b) has not theretofore been declared effective by the SEC, each date which is 30 days after a Computation Date and, if the registration statement required to be filed by the Company pursuant to Section 2(b) is not declared effective by the SEC within 120 days after the exercise of demand registration rights under
Section 2(b), the date on which such registration statement is declared effective.

                 "Measurement Period" means the period of ten consecutive trading days for the Common Stock ending on (or on the last trading day preceding) each Computation Date.

                 3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

                 (a) prepare promptly and file with the SEC promptly (but in no event later than 30 days) after a request in accordance with Section 2(b) hereof a registration statement or statements (the

"Registration Statement") with respect to all Registrable Securities to be included therein, and thereafter use its best efforts to cause the Registration Statement to become effective as soon as reasonably possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is six months after the date such Registration Statement is first ordered effective by the SEC, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that, subject to the conditions set forth in Section 4(a) below, each Investor may notify the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such Registration Statement;

                 (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until such date as is six months after the date such Registration Statement is first ordered effective by the SEC, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                 (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                 (d) use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times until the such date as is the earlier of six months after the date such Registration Statement is first ordered effective by the SEC or is three years after the Initial Investor acquired the Shares and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such jurisdiction, (IV) provide any undertakings that cause more than nominal expense or burden to the Company or (V) make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                 (e) in the event Investors who hold a majority in interest of the Registrable Securities being offered in the offering select underwriters for the offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering;

                 (f) as promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                 (g) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                 (h) permit a single firm of counsel designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects;

                 (i) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the

Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the date of the Registration Statement;

                 (j) at the request of the Investors who hold a majority in interest of the Registrable Securities being sold, furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors;

                 (k) make available for inspection by any Investor, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to Section 4(e) hereof unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                 (l) use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ National Market System or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or
(ii), to secure listing on a national securities exchange or NASDAQ authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

                 (m) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                 (n) cooperate with the Investors who hold Registrable Securities being sold and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Investors may reasonably request; and

                 (o) take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement;

                 4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                 (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to the effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If within five
(5) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

                 (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                 (c) In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                 (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the

Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and

                 (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriter applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

                 5. EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company; provided, however, that the Investors shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Investors pursuant to Section 2(d) hereof.

                 6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for the Investors, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, "Claims") to which any of them may become subject under the Securities Act, the

Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, any state securities law or any rule or regulation by the Company of the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). Subject to the restrictions set forth in
Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a) (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9.

                 (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                 (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

                 (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                 7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                 8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                 (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the effective date of the registration statement filed by the Company for the initial public offering of its securities;

                 (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                 (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the company), the Securities Act and Exchange Act (at any time after it has become subject to such reporting requirements),
(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities without registration pursuant to Rule 144.

                 9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to transferees or assignees of all or any portion of such securities only if: (a) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (b) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (c) such assignment is in accordance with and permitted by all other agreements between the transferor or assignor and the Company, including, without limitation, stockholder's agreements, warrants and subscription agreements, and the transferor or assignor otherwise is not in material default of any obligation to the Company under any such other agreement and (d) at or before the time the Company received the written notice contemplated by clause (a) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

                 10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

                 11.      MISCELLANEOUS.

                 (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                 (b) Notices required or permitted to be hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed (i) if to the Company, at Harken Energy Corporation, 5605 North MacArthur, Suite 400, Irving, Texas 75038, Attention: President, (ii) if to the Initial Investor, at the address set forth under its name in the Subscription Agreement and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b).

                 (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                 (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                 (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                 (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                 (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                 (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                                                    HARKEN ENERGY CORPORATION



                                                    By__________________________
                                                       Name:
                                                       Title:



                                                    INITIAL INVESTOR:

                                                    NAME:_______________________



                                                    By__________________________
                                                       Name:
                                                       Title:

                                                                     ANNEX III
                                                                         TO
                                                                    SUBSCRIPTION
                                                                      AGREEMENT

                        [LETTERHEAD OF COMPANY COUNSEL]



                                                  [Date of Closing]

[NAME AND ADDRESS OF BUYER]




                          HARKEN ENERGY CORPORATION


Ladies and Gentlemen:

                 We have acted as counsel to Harken Energy Corporation, a Delaware corporation (the "Company"), in connection with the Subscription Agreement, dated ________________, between you and the Company. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

                 As such counsel, we have reviewed the actions heretofore taken by the Company in connection with the Agreement and the transactions contemplated thereby and we have examined originals, or copies certified or otherwise authenticated to our satisfaction, of all such corporate documents, records, agreements, certificates and other instruments of the Company and of such certificates of public officials, and have made such investigations of law and have discussed with officers and representatives of the Company such questions of fact as we have deemed necessary or appropriate as the basis for the opinions hereinafter expressed. We have assumed the accuracy and completeness of all corporate records and information made available to us by the Company upon which we have relied.

                 Based upon the foregoing, we are of the opinion that:

                 (1) The Shares have been duly authorized and, when issued and paid for in accordance with the Agreement, will be validly issued, fully paid and non-assessable; and

                 (2) The Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by you, constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws affecting creditors' rights generally and general principles of equity and except that rights to indemnification may be limited by public policy.

                 These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by any other person.


                               Very truly yours,

                                                             Draft of 4/6/95


                             SUBSCRIPTION AGREEMENT

                 THIS SUBSCRIPTION AGREEMENT, dated as of the date of acceptance set forth below, by and between HARKEN ENERGY CORPORATION, a Delaware corporation, with headquarters located at 5605 North MacArthur, Suite 400, Irving, Texas 75038 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

                 WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"); and

                 WHEREAS, the Buyer wishes to subscribe for and purchase shares of Common Stock, $0.01 par value (the "Common Stock"), of the Company upon the terms and subject to the conditions of this Agreement, subject to acceptance of this Agreement by the Company;

                 NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                 1.       AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

                 A. SUBSCRIPTION. The undersigned hereby subscribes for and agrees to purchase the number of shares of Common Stock set forth on the signature page of this Agreement (the "Shares") at the price per Share set forth on the signature page of this Agreement. The aggregate purchase price for the Shares shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

                 B. FORM OF PAYMENT. The Buyer shall pay the purchase price for the Shares by delivering good funds in United States Dollars to the escrow agent identified in the Joint Escrow Instructions attached hereto as ANNEX I (the "Escrow Agent"). Such delivery of funds shall be made against delivery by the Company of a certificate for the Shares. Promptly following payment by the Buyer to the Escrow Agent of the subscription price for the Shares, the Company shall deliver a certificate for the Shares to the Escrow Agent. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions attached hereto as ANNEX I, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                 C. METHOD OF PAYMENT. Payment of the purchase price for the Shares shall be made by wire transfer of funds to:

                 Citibank, N.A.
                 153 East 53rd Street
                 New York, New York 10043

                 ABA#021000089
                 For Further Credit to A/C#37179446
                 for credit to the account of Brian W. Pusch Attorney Escrow Account

Not later than 4:00 p.m., New York City time, on the date which is three New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Buyer, the Buyer shall deposit with the Escrow Agent the aggregate subscription price for the Shares.

                 2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                 The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                 a. The Buyer is purchasing the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof;

                 b. The Buyer is an "Accredited Investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

                 c. All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration;

                 d. The Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Shares;

                 e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the year ended December 31, 1994, and (2) Proxy Statement for the Company's 1994 Annual Meeting, in each case as filed with the SEC. The Buyer understands that its investment in the Shares involves a high degree of risk;

                 f. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares; and

                 g. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                 3.       COMPANY REPRESENTATIONS, ETC.

                 The Company represents and warrants to the Buyer that:

                 A. CONCERNING THE SHARES. The Shares, when issued, delivered and paid for in accordance with this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Shares.

                 B. SUBSCRIPTION AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                 C. NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the consummation by the Company of the issuance of the Shares and the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

                 D. APPROVALS. The Company is not aware of any authorization, approval or consent of any governmental body which is required to be obtained by the Company for the issuance and sale of the Shares as contemplated by this Agreement.

                 4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                 A.       TRANSFER RESTRICTIONS.  The Buyer acknowledges that
(1) the Shares to be issued to it hereunder have not been and are not being registered under the provisions of the 1933 Act (except as provided in the Registration Rights Agreement referred to in Section 4(c) of this Agreement), and may not be transferred unless (A) the Shares are subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligations to register the Shares (other than pursuant to the Registration Rights Agreement referred to in Section 4(c) of this Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

                 B. RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that the certificates for the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):


                 The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933, as amended, or an opinion of the Company's counsel that registration is not required under said Act.

                 C. REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into an Amendment to Registration Rights Agreement in the form attached hereto as ANNEX II on or before the Closing Date.

                 D. FORM D. The Company agrees to file a Form D with respect to the Shares as required under Regulation D.

                 E. REPORTING STATUS. So long as the Buyer beneficially owns any of the Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the

"1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                 5.       TRANSFER AGENT INSTRUCTIONS.

                 Promptly following the delivery by the Buyer of the aggregate subscription price for the Shares in accordance with Section 1(c) hereof, the Company's transfer agent will be instructed to issue one or more certificates for the Shares, bearing the restrictive legend specified in Section 4(b) of this Agreement, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer prior to the closing. The Company warrants that no instruction other than such instructions referred to in this
Section 5 and stop transfer instructions to give effect to Section 4(a) hereof will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Shares. If the Buyer provides the Company with an opinion of counsel that registration of a resale by the Buyer of any of the Shares in accordance with clause (1)(B) of Section 4(a) is not required under the 1933 Act, the Company shall permit the transfer of the Shares and promptly instruct the Company's transfer agent to issue one or more share certificates in such name and in such denominations as specified by the Buyer.

                 6.       STOCK DELIVERY INSTRUCTIONS.

                 The certificate for the Shares shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof on a delivery against payment basis at the closing.

                 7.       CLOSING DATE.

                 The date and time of the issuance and sale of the Shares (the "Closing Date") shall be 12:00 noon, New York City time, on the date which is five New York Stock Exchange trading days after the date on which the Buyer has deposited the aggregate subscription price for the Shares with the Escrow Agent in accordance with Section 1(c) hereof, or such other mutually agreed to time. The closing shall occur on the Closing Date at the offices of the Escrow Agent.

                 8.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                 The Buyer understands that the Company's obligation to sell the Shares to the Buyer pursuant to this Agreement is conditioned upon:

                 a. The receipt and acceptance by the Company of the Buyer's subscription for the Shares as evidenced by execution of this Agreement by the Company;

                 b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the aggregate subscription price for the Shares in accordance with Section 1(c) hereof; and

                 c.       The accuracy on the Closing Date of the
representations and warranties of the Buyer contained in this Agreement and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before such Closing Date.

                 9.       CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The Company understands that the Buyer's obligation to purchase the Shares is conditioned upon:

                 a. Delivery by the Company to the Escrow Agent of one or more certificates for the Shares in accordance with this Agreement;

                 b.       The accuracy on the Closing Date of the
representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before such Closing Date; and

                 c. On the Closing Date, the Buyer shall have received an opinion of counsel for the Company, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX III attached hereto.

                 10. GOVERNING LAW; MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. A facsimile transmission of this signed agreement shall be legal and binding on all parties hereto. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address shown in the introductory paragraph or on the signature page of this Agreement or such other address as a party shall have provided by notice to the other party in accordance with this provision.

                 IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.


NUMBER OF SHARES:  ____________

PRICE PER SHARE: $ ____________(1)

AGGREGATE SUBSCRIPTION PRICE: $ ____________

NAME OF BUYER:  ____________________________



SIGNATURE ____________________________

Title: _______________________________

Date:  ____________________________

Address:           ____________________________

                   ____________________________

                   ____________________________

        This Agreement has been accepted as of the date set forth below.

HARKEN ENERGY CORPORATION


By: ________________________

Title: _____________________

Date:  _____________________





__________________________________


(1) Closing bid price of the Common Stock on __________ __, 1995, as reported by NASDAQ/NMS, less 25%.

                                                                      ANNEX II
                                                                         TO
                                                                    SUBSCRIPTION
                                                                      AGREEMENT

                AMENDMENT NO.1 TO REGISTRATION RIGHTS AGREEMENT

                 AMENDMENT NO.1, dated as of April 7, 1995 (this "Amendment") to Registration Rights Agreement, dated as of March 1, 1995, between HARKEN ENERGY CORPORATION, a Delaware corporation (the "Company"), and Banque Franck S.A. (the "Initial Investor").

                             W I T N E S S E T H :

                 WHEREAS, the Company and the Initial Investor are parties to a Registration Rights Agreement, dated as of March 1, 1995 (the "Registration Rights Agreement"), between the Company and the Initial Investor; and

                 WHEREAS, the Company and the Initial Investor wish to amend the Registration Rights Agreement upon the terms and subject to the conditions set forth herein.

                 NOW THEREFORE, in consideration of the premises and the covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1. AMENDMENTS. (a) The first Recital of the Registration Rights Agreement is hereby amended by deleting the phrase "(the "Subscription Agreement")" and substituting in lieu thereof the phrase "(the "Original Subscription Agreement")".

                 (b) Section 1(a) of the Registration Rights Agreement is hereby amended by deleting clause (iii) thereof in its entirety and inserting in lieu thereof the following:

                 (iii) "Registrable Securities" shall mean the Shares and the "Shares" as defined in the Second Subscription Agreement.

                 (iv) "Second Subscription Agreement" shall mean the Subscription Agreement, dated as of April 7, 1995, between the Company and the Initial Investor.

                 (v) "Subscription Agreement" shall mean the Original Subscription Agreement and the Second Subscription Agreement.

                 (c) Section 2(a) of the Registration Rights Agreement shall be amended by deleting the last sentence thereof in its entirety and inserting in lieu thereof the following new sentence:

         The obligations of the Company under this Section 2(a) may be waived by Investors holding a majority in interest of the Registrable Securities and shall expire after the Company has afforded the opportunity for the Investors to exercise registration rights under this Section 2(a) for two registrations for each Subscription Agreement;provided, however, that any Investor who shall have had any Registrable Securities excluded from any registration statement in accordance with this Section 2(a) shall be entitled to include in an additional registration statement filed by the Company the Registrable Securities so excluded.

                 (d) Section 2(b) of the Registration Rights Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following text:

                 (B) DEMAND REGISTRATION. If at any time after the date which is 30 days after the closing under a Subscription Agreement, Investors who are entitled to registration rights under this Section 2(b) shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale Registrable Securities sold under such Subscription Agreement and held by such Investors, the Company shall cause such of the Registrable Securities as may be requested by any Investor to be registered, for each Subscription Agreement on one occasion only, under the Securities Act and applicable state laws as expeditiously as possible; provided, however, that, if, in the case of the Registrable Securities issued and sold by the Company pursuant to the Second Subscription Agreement, the Company has not, on or before the Closing Date (as defined in the Second Subscription Agreement) filed with the SEC a registration statement covering the Registrable Securities issued and sold by the Company pursuant to the Original Subscription Agreement, then any notice given by any Investor pursuant to this Section 2(b), whether given before, on or after such Closing Date, shall be deemed to also include the Registrable Securities issued and sold by the Company pursuant to the Second Subscription Agreement, and the Company shall register the Registrable Securities issued and sold by the Company pursuant to the Second Subscription Agreement at the same time and on the same terms as the Registrable Securities issued and sold by the Company pursuant to the Original Subscription Agreement. Notwithstanding the proviso to the immediately preceding sentence, the period of 120 days contained in
         Section 2(d) hereof shall commence with respect to the Registrable Securities issued and sold by the Company pursuant to the Second Subscription Agreement 30 days after the Closing Date (as defined in the Second Subscription Agreement). Once the right for registration of any Registrable Securities under this Section 2(b) has been exercised by any Investor, the Company shall prepare and file a registration statement covering such Registrable Securities with the SEC within thirty (30) days of the exercise of such registration right.

                 2. EFFECTIVENESS. This Amendment shall become effective on the date (the "Effective Date") when counterparts hereof shall have been executed and delivered by the Company and the Initial Investor. From and after the Effective Date, all references in the Registration Rights Agreement to the Registration Rights Agreement shall be deemed to be references to such Registration Rights Agreement as amended hereby.

                 3. REGISTRATION RIGHTS AGREEMENT. Except as amended by this Amendment, the Registration Rights Agreement shall remain in effect in accordance with its terms.

                 4. MISCELLANEOUS. (a) Capitalized terms used in this Amendment and defined in the introductory paragraph or recitals of this Amendment shall have the respective meanings provided therein. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the respective meanings provided in the Registration Rights Agreement.

                 (b) This Amendment shall be construed and interpreted in accordance with the laws of the State of New York.

                 (c) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed and delivered by a party by a telephone line facsimile transmission bearing a signature on behalf of such party transmitted by such party to the other party.

                 (d) Section and paragraph headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                 (e) Any provision of this Amendment that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

                 (f) No amendment or waiver of any provision of this Amendment shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement thereof and any such waiver shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party to exercise, and no delay in exercising, any right under this Amendment shall operate as a waiver thereof by such party. No single or partial exercise of any right under this Amendment shall preclude any other or further exercise thereof or the exercise of any other right.

                 IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                              HARKEN ENERGY CORPORATION



                                              By_________________________
                                                 Name:
                                                 Title:



                                              BANQUE FRANCK S.A.



                                              By________________________
                                                 Name:
                                                 Title: